Exhibit 10.15

FIRST AMENDMENT TO

STOCKHOLDER AGREEMENT

This First Amendment (this “Amendment”) to the Stockholder Agreement of REG Newco, Inc. (now known as Renewable Energy Group, Inc.), a Delaware corporation (the “Company”), is made and entered into effective as of June 29, 2010. Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings assigned to such terms in the Stockholder Agreement (as defined below).

WHEREAS, the Company, NGP Energy Technology Partners L.P., a Delaware limited partnership (“NGP Energy”), Natural Gas Partners, VIII, L.P., a Delaware limited partnership (collectively with NGP Energy, “NGP”) and certain other Stockholders entered into that certain Stockholder Agreement of the Company, dated as of February 26, 2010 (the “Stockholder Agreement”);

WHEREAS, pursuant to Section 2(a)(ii) of the Stockholder Agreement, subject to certain conditions, NGP is entitled to nominate and elect two representatives to the Company’s Board of Directors; and

WHEREAS, it is the desire of the undersigned to amend the Stockholder Agreement to modify the number of directors of the Company to be nominated and elected by NGP, and to provide NGP with an observer right with respect to Board meetings, upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises of the parties, the parties agree and acknowledge as follows:

Section 1. Amendments.

(a) The Stockholder Agreement is amended, as of the date hereof, by replacing the existing Section 2(a)(ii) of the Stockholder Agreement with the following provision:

“(ii) the nomination and election to the Board of (A) for so long as NGP holds at least 2,105,263 shares of Series A Preferred Stock (and/or Common Stock issued or issuable upon conversion of such Series A Preferred Stock) (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), one (1) representative designated by NGP, which number may be increased at any time in the sole discretion of NGP to two (2) representatives effective upon the written request of NGP, (B) for so long as Westway holds at least 657,895 shares of Series A Preferred Stock (and/or Common Stock issued or issuable upon conversion of such Series A Preferred Stock) (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), one (1) representative designated by Westway, (C) for so long as Bunge holds at least 526,316 shares of Series A Preferred Stock (and/or Common Stock issued or issuable upon conversion of such Series A Preferred Stock) (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), one (1) representative designated by Bunge and (D) for so long as the members of the USBG Group collectively hold at least 1,277,167 shares of Series A Preferred Stock (and/or Common Stock issued or issuable upon conversion of such Series A Preferred Stock) (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), one (1) representative designated by the members of the USBG Group holding a majority of the shares of Series A Preferred Stock (and/or Common Stock issued or issuable upon conversion of the shares of such Series A Preferred Stock) held by members of the USBG Group (Westway, Bunge and the USBG Group are collectively referred to herein as the “Strategic Investors”); provided, however, in the event any of NGP, Westway, Bunge or USBG Group has elected to have all of its shares of Series A Preferred Stock redeemed by the Company pursuant to the Series A Certificate of Designation (a “Redeeming Stockholder”), and the Company is not able to redeem all the shares of Series A Preferred Stock held by the Redeeming Stockholder, then the Redeeming Stockholder shall not lose the right to have its representative(s) nominated and elected to the Board pursuant to this Subsection 2(a)(ii) until such redemption is complete.”

(b) The Stockholder Agreement is amended, as of the date hereof, by replacing the existing Section 7(c) of the Stockholder Agreement with the following provision:

“(c) Observer Rights. The Company shall permit up to four (4) non-voting observers to attend each meeting of the Board and of any committees of the Board, consisting of the President of the Company, an observer appointed by West Central, an observer appointed by Energy Technology Partners, L.L.C. and, for so long as only (1) director has been appointed to the Board by NGP as contemplated in Section 2(a)(ii) above, an observer appointed by NGP; provided however that NGP shall not have the right to appoint an observer pursuant to this Section 7 during the period in which NGP has appointed two (2) directors to the Board as contemplated in Section 2(a)(ii) above. Such observers shall receive advance notice of all such meetings and all materials provided to the directors before and during such meetings. The Company may remove or exclude such observers from any meeting of the Board and of any committees of the Board when such observers’ presence would reasonably be expected to compromise attorney-client confidentiality, would be reasonably necessary to protect highly confidential information or for other similar bona fide corporate reasons. The decision of the Board with respect to the privileged or confidential nature of such information shall be final and binding.”

Section 2. Effect. This Amendment constitutes an amendment to the Stockholder Agreement. The terms and provisions of the Stockholder Agreement and all other documents and instruments relating and pertaining to the Stockholder Agreement shall continue in full force and effect, as amended hereby. In the event of any conflict between the provisions of the Stockholder Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

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Section 3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day first above written.

COMPANY:

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Jeffrey Stroburg
Name:	Jeffrey Stroburg
Title:	Chairman / CEO

COMMON STOCKHOLDERS:

WEST CENTRAL COOPERATIVE

By:	/s/ Jeffrey Stroburg
Name:	Jeffrey Stroburg
Title:	President / CEO

BLUE MARBLE INVESTORS LLC

By:	/s/ Kendell Enebrit
Name:	Kendell Enebrit
Title:	Secretary

WEST CENTRAL BIODIESEL INVESTORS, LLC

By:	/s/ Susan Tronchetti
Name:	Susan Tronchetti
Title:	Manager

ENERGY TECHNOLOGY PARTNERS, L.L.C.

By:	/s/ Chris Sorrells
Name:	Chris Sorrells
Title:	Managing Director

FIRST AMENDMENT TO STOCKHOLDER AGREEMENT

SIGNATURE PAGE

BUNGE NORTH AMERICA, INC.

By:	/s/ Eric Hakmiller
Name:	Eric Hakmiller
Title:	Vice-President Bunge Biofuels

BIOFUELS COMPANY OF AMERICA, LLC

By:	/s/ Mark A. Barke
Name:	Mark A. Barke
Title:	President

GATX CORPORATION

By:	/s/ Eric P. Herkness
Name:	Eric P. Herkness
Title:	Vice President

TODD & SARGENT, INC.

By:	/s/ Lee Sargent
Name:	Lee Sargent
Title:	CEO & Chair

SARGECO, INC.

By:	/s/ Lee Sargent
Name:	Lee Sargent
Title:	President

FIRST AMENDMENT TO STOCKHOLDER AGREEMENT

SIGNATURE PAGE

NATURAL GAS PARTNERS VIII, L.P.

By: G.F.W. Energy VIII, L.P., General Partner
By: GFW VIII, L.L.C., General Partner

By:	/s/ William J. Quinn
Name:	William J. Quinn
Authorized Member

E D & F MAN HOLDINGS BV

By:	/s/ Paul Chatterton
Name:	Paul Chatterton
Title:	Appointed Representative

USBG MEMBERS:

USRG HOLDCO V, LLC

	By:	/s/ Jonathan Koch
	Name:	Jonathan Koch
Title:

OHANA HOLDINGS, LLC

	By:	/s/ Jonathan Koch
	Name:	Jonathan Koch
Title:

JYCO, LLC

	By:	/s/ Jonathan Koch
	Name:	Jonathan Koch
Title:

FIRST AMENDMENT TO STOCKHOLDER AGREEMENT

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SUPREME OIL COMPANY, INC.

By:	/s/ Jonathan Koch
Name:	Jonathan Koch
Title:

PADMA RAG DATTA TRUST

By:	/s/ Lois-Ellin G. Datta
Name:	Lois-Ellin G. Datta
Title:	Trustee

JANE SU AND RICHARD CHOW REVOCABLE TRUST

By:	/s/ Richard Chow
Name:	Richard Chow
Title:	Trustee

FIRST AMENDMENT TO STOCKHOLDER AGREEMENT

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SERIES A STOCKHOLDERS:

NGP ENERGY TECHNOLOGY PARTNERS, L.P.

By NGP ETP, L.L.C., its General Partner

By:	/s/ Chris Sorrells
Name:	Chris Sorrells
Title:	Managing Director

NATURAL GAS PARTNERS VIII, L.P.

By: G.F.W. Energy VIII, L.P., General Partner
By: GFW VIII, L.L.C., General Partner

By:	/s/ William J. Quinn
Name:	William J. Quinn
Authorized Member

E D & F MAN HOLDINGS BV

By:	/s/ Paul Chatterton
Name:	Paul Chatterton
Title:	Appointed Representative

BUNGE NORTH AMERICA, INC.

By:	/s/ Eric Hakmiller
Name:	Eric Hakmiller
Title:	Vice-President Bunge Biofuels

WEST CENTRAL COOPERATIVE

By:	/s/ Jeffrey Stroburg
Name:	Jeffrey Stroburg
Title:	President / CEO

FIRST AMENDMENT TO STOCKHOLDER AGREEMENT

SIGNATURE PAGE

USBG MEMBERS:

USRG HOLDCO V, LLC

By:	/s/ Jonathan Koch
Name:	Jonathan Koch
Title:	Manager

OHANA HOLDINGS, LLC

By:	/s/ Jonathan Koch
Name:	Jonathan Koch
Title:	Manager

JYCO, LLC

By:	/s/ Jonathan Koch
Name:	Jonathan Koch
Title:	Manager

SUPREME OIL COMPANY, INC.

By:	/s/ Jonathan Koch
Name:	Jonathan Koch
Title:	Manager

PADMA RAG DATTA TRUST

By:	/s/ Lois-Ellin G. Datta
Name:	Lois-Ellin G. Datta
Title:	Trustee

JANE SU AND RICHARD CHOW REVOCABLE TRUST

By:	/s/ Richard Chow
Name:	Richard Chow
Title:	Trustee

FIRST AMENDMENT TO STOCKHOLDER AGREEMENT

SIGNATURE PAGE